                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12
[ ]  Confidential, for the Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

                             MONY SERIES FUND, INC.
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

                             FREDERICK C. TEDESCHI
--------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
     (5)  Total fee paid:

        ------------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

        ------------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------

     (3)  Filing Party:

        ------------------------------------------------------------------------

     (4)  Date Filed:

1740 BROADWAY, NEW YORK, N.Y. 10019  212-708-2000
--------------------------------------------------------------------------------

                     MONY LIFE INSURANCE COMPANY OF AMERICA
                   MUTUAL LIFE INSURANCE COMPANY OF NEW YORK

                   MONY AMERICA VARIABLE ACCOUNTS L, S AND A
                       MONY VARIABLE ACCOUNTS L, S AND A
                             KEYNOTE SERIES ACCOUNT
Dear Variable Contract Holders:

     Enclosed is a notice of Special Meeting of Shareholders of the MONY Series Fund, Inc. (the "Fund") to be held at the offices of the Fund, 1740 Broadway, New York, New York on October 14, 1997 at 2:00 p.m. (the "Meeting"). At the Meeting, Shareholders of the Fund's Portfolios will be asked to approve an amended investment advisory agreement with MONY Life Insurance Company of America ("MONY America") (the "Amended Adviser's Agreement"), to elect directors, and to ratify the selection of Coopers & Lybrand, L.L.P. to act as independent accountants for the Fund ("Coopers & Lybrand Appointment").

     The Amended Adviser's Agreement provides for increased management fees (except with respect to the Money Market Portfolio) and for the reallocation of certain fees and expenses of the operation of the Fund from MONY America to the Fund. The Amended Adviser's Agreement is otherwise substantially the same as the existing agreement between the parties and is discussed in the accompanying Proxy Statement.

     The Fund's Board of Directors has approved the Amended Adviser's Agreement, and the Coopers & Lybrand Appointment and further recommends that the Shareholders approve the Amended Adviser's Agreement, the Coopers & Lybrand Appointment and confirm the Board's recommendation by electing the proposed directors.

     As an owner of a variable contract that participates in MONY America Variable Accounts L, S or A, MONY Variable Accounts L, S or A, or Keynote Series Account you are entitled to instruct MONY Life Insurance Company of America or The Mutual Life Insurance Company of New York how to vote a number of shares of capital stock of MONY Series Fund, Inc. Related to your interest in the Accounts as of the close of business on August 29, 1997. The attached Notice of Special Meeting of Shareholders and Proxy Statement concerning the Special Meeting of Shareholders describe the matters to be considered at the Meeting.

     You are cordially invited to attend the Meeting. Since it is important that your vote be represented whether or not you are able to attend, you are urged to consider these matters and to exercise your voting instructions by completing, dating, signing and returning the enclosed Voting Instruction Form in the accompanying return envelope at your earliest convenience. Of course, we hope that you will be able to attend the Meeting, and if you wish, you may vote your shares in person, even though you may have already returned a Voting Instruction Form. Please respond promptly in order to save additional costs of proxy solicitation in order to make sure you are represented.

                                          Sincerely,

                                          KENNETH M. LEVINE
                                          Chairman of the Board and President
                                          MONY Series Fund, Inc.
                                                          MONY SERIES FUND, INC.

                             MONY SERIES FUND, INC.

                            ------------------------

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 14, 1997
                            ------------------------

TO THE SHAREHOLDERS:

     Notice is hereby given that a special meeting of Shareholders (the "Meeting") of the MONY Series Fund, Inc., (the "Fund"), will be held at the offices of the Fund, 1740 Broadway, New York, New York 10019, on October 14, 1997 at 2:00 p.m., Eastern Standard Time, for the following purposes:

          (1) To approve or disapprove an Amended Adviser's Agreement between the Fund and MONY Life Insurance Company of America, a wholly-owned subsidiary of The Mutual Life Insurance Company of New York, resulting in
     (a) an increase in the management fees for the Fund's Portfolios, and (b) the reallocation of all fees and expenses associated with the computation of the net asset value of the Fund's capital stock attributable to the various Fund Portfolios and of the cost of providing accounting services from MONY Life Insurance Company of America to the Fund.

          (2) To elect five members of the Board of Directors of MONY Series Fund, Inc., each to serve until the next annual meeting or until successors are duly elected and qualified.

          (3) To ratify or reject the selection of Coopers & Lybrand, L.L.P. to act as independent accountants of the Fund for the fiscal year ending December 31, 1997.

          (4) To act upon such other matters as properly may come before the Meeting or any adjournment or adjournments thereof.

     The close of business on August 29, 1997 has been fixed as the record date for the determination of Shareholders entitled to notice of and to vote at the Meeting and any adjournments thereof. Your attention is called to the accompanying Proxy Statement. Regardless of whether you plan to attend the Meeting, PLEASE COMPLETE, SIGN AND RETURN PROMPTLY THE ENCLOSED VOTING INSTRUCTION FORM. If you are present at the Meeting, you may change your vote, if desired, at that time.

                                          FREDERICK C. TEDESCHI
                                          Secretary

                         , 1997

                             YOUR VOTE IS IMPORTANT

              PLEASE RETURN YOUR VOTING INSTRUCTIONS FORM PROMPTLY

     Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed Voting Instruction Form for each Portfolio of the Fund in which they own shares and to date, sign and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary expense, we ask for your cooperation in mailing in your Voting Instruction Form no matter how large or small your holding may be.

                             MONY SERIES FUND, INC.
                                 1740 BROADWAY
                            NEW YORK, NEW YORK 10019
                            ------------------------

                                PROXY STATEMENT
                            ------------------------

                        SPECIAL MEETING OF SHAREHOLDERS

                         TO BE HELD ON OCTOBER 14, 1997

GENERAL

     This Proxy Statement is furnished to the shareholders of MONY Series Fund, Inc. (the "Fund"), a Maryland corporation, in connection with the solicitation by management of proxies to be used at a special meeting (the "Meeting") of shareholders to be held on October 14, 1997, or any adjournment or adjournments thereof. The Notice of Meeting, Proxy Statement and Voting Instruction Form will
first be mailed on or about             , 1997.

     Shares of all Portfolios ("Shares") of the Fund are presently sold to MONY Life Insurance Company of America ("MONY America") and The Mutual Life Insurance Company of New York ("MONY") for allocation to variable accounts established by MONY America and MONY (collectively the "Variable Accounts") to provide benefits to Contractholders ("Contractholders") of variable annuity and variable life insurance contracts ("Contracts") issued by those companies. Instructions of Contractholders are being solicited for the approval or disapproval of an amended Adviser's Agreement for the Fund.

SHARE OWNERSHIP

     The Fund consists of seven Portfolios (the "Portfolios"), each of which is a separate series of shares of capital stock: the Equity Income Portfolio, Equity Growth Portfolio, Diversified Portfolio, Intermediate Term Bond Portfolio, Long Term Bond Portfolio, Government Securities Portfolio and Money Market Portfolio.

     As of August 29, 1997 (the "Record Date"), the number of outstanding shares of each Portfolio was as follows:

                                    PORTFOLIO                                  OUTSTANDING
    -------------------------------------------------------------------------  -----------
    Equity Income............................................................
    Equity Growth............................................................
    Diversified..............................................................
    Intermediate Term Bond...................................................
    Long Term Bond...........................................................
    Government Securities....................................................
    Money Market.............................................................
                                                                                 -------
         TOTAL FUND..........................................................
                                                                                 =======

     As of the Record Date, MONY and MONY America owned all of the outstanding shares of the Fund. Although shares held by the Variable Accounts generally will be voted in accordance with instructions received from Contractholders, as discussed below, the Fund might nevertheless be deemed to be controlled by MONY and MONY America by virtue of the definition of "control" contained in the Investment Company Act of 1940, as amended (the "1940 Act"). MONY and MONY America disclaim such control.

     To the knowledge of the Fund, as of the Record Date, only the persons or "groups" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934) listed under "Security Ownership of Certain Persons Who May Be Deemed To Be Beneficial Owners" set forth on page 12 had the power to direct the vote of more than 5% of any Portfolio's outstanding shares. As of the Record Date, Directors and officers of the Fund as a group beneficially owned none of the Fund's outstanding shares.

PROXIES AND VOTING

     In order that you may be represented at the Meeting or any adjournment or adjournments thereof, you are requested to indicate your voting instructions on the enclosed Voting Instruction Form, to date and sign the form, and to mail the form promptly in the enclosed postage paid envelope, allowing sufficient time for the form to be received before the Meeting. Abstentions will be counted as shares that are present and entitled to vote for purposes of determining the presence of a quorum and will have the effect of a negative vote.

     A quorum for the Meeting will consist of a majority of the shares issued and outstanding and entitled to vote in person or be represented by proxy. If, by the time scheduled for the Meeting, a quorum is not present or if a quorum is present but sufficient voting instructions in favor of the proposals described in this Proxy Statement are not received from Contractholders, MONY or MONY America may propose one or more adjournments of the Meeting to permit further solicitation of voting instructions from Contractholders. Any such adjournment with respect to a Portfolio or the Fund will require the affirmative vote of a majority of the shares of that Portfolio, or the Fund, as the case may be, present in person or by proxy at the session of the Meeting to be adjourned. The persons named as proxies will vote in favor of any such adjournment if they determine that such adjournment and additional solicitation are reasonable and in the interests of each Portfolio's Shareholders.

     Shares of the Portfolios will be voted separately, with each Portfolio voting as a single class except with respect to the election of directors and the ratification of the selection of independent accountants, as to which all shares of the Fund will vote as a single class.

     MONY and MONY America will vote shares of the Portfolios allocated to subaccounts ("Subaccounts") of their respective Variable Accounts which correspond to the Portfolios based on instructions received from the Contractholders of such Variable Account having the voting interest in the corresponding number of shares of each Portfolio held in such Variable Account. Each Contractholder will have the equivalent of one voting instruction per $100 of value attributable to each of the Contracts held with fractional voting instructions for amounts less than $100. These voting instructions, represented as votes per $100 of value in each of the Subaccounts of the Variable Accounts, will be converted into a proportionate number of votes in shares of each of the corresponding Portfolios of the Fund. Shares for which no instructions are received in time to be voted will be voted by the record holder in the same proportion as instructions which have been received in time to be voted. If required by state insurance officials, a Variable Account may disregard voting instructions in certain instances.

     Unless the voting instructions direct MONY or MONY America otherwise, votes pursuant to the enclosed voting instructions will be cast (i) for the Amended Adviser's Agreement; (ii) for the election to the Board of Directors of the individuals nominated; and (iii) for the selection of Coopers & Lybrand, L.L.P.

     Voting instructions may be revoked at any time prior to the voting thereof by: (i) written instructions addressed to the Secretary of the Fund at MONY Series Fund, Inc., 1740 Broadway, New York, New York 10019; (ii) attendance at the Meeting and voting in person, or (iii) properly executing and returning a new Voting Instruction Form (if received in time to be voted). Mere attendance at the Meeting will not revoke voting instructions.

     All expenses of the preparation and distribution of these proxy materials will be borne by MONY America, the Fund's investment adviser. In addition to the solicitation of voting instructions by the use of the mails, voting instructions may be solicited by officers and employees of MONY America, or of MONY or its affiliates, personally or by telephone or telegraph or by one or more proxy soliciting firms. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to their principals and to obtain authorization for the execution of Voting Instruction Forms. For those services, they will be reimbursed by MONY America and/or MONY for their out-of-pocket expenses.

     All information contained in this Proxy Statement concerning the Fund, MONY or MONY America or their respective affiliates has been supplied by MONY.

                                 PROPOSAL NO. 1

             APPROVAL OR DISAPPROVAL OF AMENDED ADVISER'S AGREEMENT
                        BETWEEN THE FUND AND THE ADVISER

BACKGROUND

     General. The Meeting has been called for the purpose of considering an Amended Adviser's Agreement for each of the Portfolios as a result of (i) a proposed change in the method of calculating the Adviser's fee and a proposed increase in the Adviser's fee paid by each Portfolio to MONY America for services rendered to the Fund's Portfolio, except the Money Market Portfolio, and (ii) a proposed alteration in the allocation of all fees and expenses associated with the computation of the net asset value of the Fund's capital stock attributable to the various Fund Portfolios and of the cost of providing accounting services from MONY America to the Fund ("Reallocation of Fees and Expenses"). Accordingly, Contractholders are being asked to approve an Amended Adviser's Agreement (the "Amended Adviser's Agreement") with respect to each Portfolio embodying exactly the same terms with the increased Adviser's fees and the Reallocation of Fees and Expenses. The Fund's Board of Directors has approved the Amended Adviser's Agreement, subject to approval by the Contractholders of the Portfolios.

EXISTING ADVISER'S AGREEMENT

     MONY America currently serves as Adviser for the Fund under an investment advisory agreement (the "Existing Adviser's Agreement") dated February 25, 1985, and receives an investment management fee for its services to the Fund. The fee is a daily charge equal to an annual rate of 0.40% of the first $400 million of the aggregate average daily net assets of the Portfolios, 0.35% of the next $400 million of such aggregate average daily net assets, and 0.30% of such aggregate average daily net assets in excess of $800 million. In addition, MONY America currently bears responsibility for all fees and expenses associated with the computation of the net asset value of the Fund's capital stock attributable to the Portfolios.

AMENDED ADVISER'S AGREEMENT

     Except for a change in the investment management fee schedule and the Reallocation of Fees and Expense, the terms of the Amended Adviser's Agreement are identical in all respects to the terms of the Existing Adviser's Agreement. In addition to an increase in the investment management fee for all Fund Portfolios, except the Money Market Portfolio which is described below, the method of calculating the investment management fee has changed. The annual rate for each Portfolio will hereinafter be dependent upon the average daily net assets in such Portfolio, rather than the aggregate average daily net assets of all of the Fund's Portfolios. A form of the Amended Adviser's Agreement is attached to this Proxy Statement as Exhibit A, and the description set forth in this Proxy Statement of the Amended Adviser's Agreement is qualified in its entirety by reference to Exhibit A.

     As compensation for its services to each of the Portfolios under the Amended Adviser's Agreement, MONY America will be entitled to receive from the Fund fees calculated at the following rates based upon average daily net assets of each of the Equity Growth, Diversified, Equity Income, Intermediate Term Bond, Long Term Bond, and Government Securities Portfolios, respectively, as follows:

                                 NET ASSET VALUE                           ANNUAL RATE
        -----------------------------------------------------------------  -----------
        First $400 million...............................................      0.50%
        Next $400 million................................................      0.35%
        Over $800 million................................................      0.30%

     and upon average daily net assets of the Money Market Portfolio as follows:

                                 NET ASSET VALUE                           ANNUAL RATE
        -----------------------------------------------------------------  -----------
        First $400 million...............................................      0.40%
        Next $400 million................................................      0.35%
        Over $800 million................................................      0.30%

     In addition, the fees and expenses associated with the computation of the net asset value of the Fund's capital stock attributable to all of the Fund's Portfolios will be reallocated from MONY America to the Fund. MONY America has agreed to provide these services at cost. The Amended Adviser's Agreement would allow MONY America to charge a minimum fee per Portfolio which could be adjusted by mutual agreement between MONY America and the Fund. It is presently anticipated that the initial minimum fee will be $25,000.00 per Portfolio on an annual basis. This reallocation is included under "Other Fees" in the Proposed Management Fees and Expenses table set forth below.

     Set forth below are two comparative tables. The first table (Current Management Fees and Expenses) illustrates the percentage of management fees and expenses for each Portfolio under the Existing Adviser's Agreement for the fiscal year ended December 31, 1996. The second table (Proposed Management Fees and Expenses) illustrates the percentage of management fees and expenses for each portfolio for the fiscal year ended December 31, 1996 if the Amended Adviser's Agreement had been in effect for such year.

                             COMPARATIVE FEE TABLE

     Annual Operating Expenses of Equity Income ("EI"), Equity Growth ("EG"), Diversified ("Div"), Intermediate Term Bond ("ITB"), Long Term Bond ("LTB"), Government Securities ("GS"), and Money Market ("MM") Portfolios for fiscal year ended December 31, 1996 (as a percentage of average net assets).

                      CURRENT MANAGEMENT FEES AND EXPENSES

                                            EI       EG      DIV      LTB      ITB       GS       MM
                                           ----     ----     ----     ----     ----     ----     ----
Management Fee...........................  0.40%    0.40%    0.40%    0.40%    0.40%    0.40%    0.40%
Other Expenses...........................  0.15%    0.82%    0.51%    0.06%    0.08%    0.15%    0.05%
  Total Portfolio Operating Expenses.....  0.55%    1.22%    0.91%    0.46%    0.48%    0.55%    0.45%

                     PROPOSED MANAGEMENT FEES AND EXPENSES

                                            EI       EG      DIV      LTB      ITB       GS       MM
                                           ----     ----     ----     ----     ----     ----     ----
Management Fee...........................  0.50%    0.50%    0.50%    0.50%    0.50%    0.50%    0.40%
Other Expenses(1)........................  0.28%    2.00%    1.25%    0.13%    0.16%    0.35%    0.21%
     Total Portfolio Operating
       Expenses..........................  0.78%    2.50%    1.75%    0.63%    0.66%    0.85%    0.61%

     The above referenced tables do not reflect expenses, including sales loads and any other charges, that may be imposed by the Variable Accounts to which the Portfolios offer their shares.

---------------

(1) The relatively high percentages illustrated for the Equity Income, Equity Growth and Diversified
    Portfolios are due to the limited size of those Portfolios. The Board is currently considering alternatives, which may include a consolidation of those two Portfolios into an existing
    Portfolio the purpose of which would be to seek to take advantage of the potential economies of scale.

     Set forth below are (1) the management fees of the Portfolios, expressed as dollar amounts for the Fund's fiscal year ended December 31, 1996; (2) the pro forma management fees for these Portfolios, expressed as dollar amounts for such year, which assume the Amended Adviser's Agreement was in effect for such year, and (3) the difference between the actual and pro forma fee figures, expressed as both dollar amounts and as percentages of the management fees for these Portfolios for such year.

                              1996 MANAGEMENT FEES

                   PORTFOLIO                       ACTUAL        AMENDED           DIFFERENCE
-----------------------------------------------  ----------     ----------     -------------------
Equity Income..................................  $   72,917     $   91,084     $ 18,167      24.91%
Equity Growth..................................  $    8,064     $   10,071     $  2,007      24.89%
Diversified....................................  $   13,426     $   16,768     $  3,342      24.89%
Intermediate Term Bond.........................  $  155,967     $  194,833     $ 38,866      24.92%
Long Term Bond.................................  $  240,048     $  300,050     $ 60,002      25.00%
Government Securities..........................  $   49,987     $   62,433     $ 12,446      24.90%
                                                 ----------     ----------     --------     ------
     SUB-TOTAL FEES............................  $  540,409     $  675,239     $134,830      24.95%
Money Market...................................  $  473,307     $  473,307     $      0      00.00%
                                                 ----------     ----------     --------     ------
     TOTAL FEES................................  $1,013,716     $1,148,546     $134,830      13.30%
                                                 ==========     ==========     ========     ======

DESCRIPTION OF EXISTING ADVISER'S AGREEMENT AND AMENDED ADVISER'S AGREEMENT

     Except for the proposed change in the management fees payable by the Portfolios and the reallocation of the fees and expenses associated with the computation of the net asset value of the Fund's capital stock attributable to the various Fund Portfolios from MONY America to the Fund, the terms of the Existing and Amended Adviser's Agreements are identical in all material respects. A form of the Amended Adviser's Agreement which differs from the Existing Adviser's Agreement is attached to this Proxy Statement as Exhibit A.

     MONY America currently serves as Investment Adviser for the Fund under the Existing Adviser's Agreement dated February 25, 1985. The Existing Adviser's Agreement was most recently approved by the Board on February 20, 1997 including by a majority of the Directors who are not "interested persons" (as such term is defined the 1940 Act) of the Fund or of MONY America (the "Independent Directors"), and by the Shareholders on May 22, 1986.

     Under both the Existing and Amended Adviser's Agreements, MONY America carries on the overall day-to-day management of the Fund and provides investment advice and related services for each of the Fund's current portfolios.

     Under the Existing and Amended Adviser's Agreements, MONY America also provides administrative services to the Fund including (i) supervising all aspects of the Fund's operation; (ii) providing personnel to the Fund to perform necessary administrative functions, and (iii) providing the Fund with adequate and appropriate office space, facilities, equipment and related services necessary for the Fund's operations.

     Many of the services required to be provided by MONY America under the Existing Adviser's Agreement are furnished by MONY pursuant to a Services Agreement between them. This Services Agreement was originally effective April 25, 1985, and was most recently approved by the Board of Directors of the Fund on February 20, 1997, and by the Shareholders on May 22, 1986.

     The Existing and Amended Adviser's Agreements contain identical provisions relating to the selection of broker/dealers for the Fund's Portfolio transactions. No brokerage commissions were paid by the Fund to any affiliated broker for the fiscal year ended December 31, 1996.

INFORMATION ABOUT MONY AMERICA

     MONY America is a wholly owned subsidiary of MONY, which is located at 1740 Broadway, New York, New York, 10019. MONY Securities Corp., the principal underwriter, is located at 1740 Broadway, New York, New York, 10019. The location of MONY America is 1740 Broadway, New York, New York, 10019.

     The officers of the Fund who are officers of MONY America are as follows:

               NAME                  POSITION WITH MONY AMERICA        POSITION WITH THE FUND
----------------------------------  ----------------------------    ----------------------------
Kenneth M. Levine.................  Executive Vice President        Chairman and President
Edward E. Hill....................  Vice President -- Compliance    Vice President -- Compliance
Dave V. Weigel....................  Treasurer                       Treasurer

REASONS FOR THE MANAGEMENT FEE INCREASE

     MONY America informed the Board that it has incurred increased management-related and administrative expenses relating to the Fund's Portfolios as a result of the complexity and extent of the services it provides and also due to the overall increase in operating costs since the fees were set in 1985. MONY America explained that: MONY America has enhanced its available services to assure the continued receipt of high quality portfolio management and administrative services to the Portfolios. MONY America informed the Board that the proposed management fee increases as well as the reallocation of fees and expenses attributable to the computation of the net asset value of the Fund's Portfolios would enable MONY America to continue to offer the Portfolios the high level of expertise and to retain and attract capable personnel to serve the Portfolios.

DIRECTORS' CONSIDERATION

     The Board of Directors discussed the proposed amendment, the increase in management fees and the reallocation of fees and expenses at length and believes that the terms of the Amended Adviser's Agreement and, in particular, the increase in the management fees payable by the Portfolios and Reallocation of Fees and Expenses, are fair to, and in the best interests of, the Fund, the Portfolios, and their Shareholders. The Board of Directors, including all of the Independent Directors, recommends approval by the Shareholders of the Amended Adviser's Agreement. In making this recommendation, the Directors carefully evaluated, with the advice and assistance of legal counsel, all factors they deemed relevant. These factors include: (1) the nature and extent of the services rendered; (2) the investment record of MONY America in managing each of the Portfolios; (3) the increased scope and complexity of administering the Fund and servicing Portfolios; (4) the necessity of MONY America to derive sufficient revenue to cover the increase in costs since the fee was set in 1985 and to help maintain and enhance its abilities to retain and attract capable personnel to serve the Fund; (5) the current and anticipated revenues and expenses of MONY America in connection with the performance of services under the Existing and Amended Adviser's Agreements including pro forma profitability data assuming implementation of the Amended Advisory Agreement; (6) possible benefits which MONY America and its affiliates may derive from the relationship with the Fund; and (7) comparative information respecting fees and expenses incurred by other similar investment companies.

     In evaluating the Amended Advisory Agreement, the Board relied on their ongoing review of MONY America's activities on behalf of the Fund and were provided with specific data by MONY America. The Board considered information concerning investment management fees and total expenses paid by other investment companies comparable to the Fund and compared the investment performance of the Portfolios with each Portfolio's relevant comparative securities index and with similar funds managed by other advisers. The proposed fees and the level of fees and expenses compared favorably with similar funds.

     Based upon its review, the Independent Directors concluded that adoption of the Amended Advisory Agreement would, with respect to each Portfolio, assure the continued receipt of high quality portfolio management and administrative services at a fair and reasonable fee. Accordingly, the Directors, including the Independent Directors, unanimously concluded that adoption of the Amended Adviser's Agreement was in the best interest of each Portfolio and its Shareholders.

VOTE REQUIRED FOR APPROVAL

     Approval of Proposal 1 with respect to each Portfolio requires the affirmative vote of "a majority of the outstanding voting securities" of that Portfolio, which for this purpose means the affirmative vote of the lesser of
(i) more than 50% of the outstanding shares of such Portfolio or (ii) 67% or more of the shares of such Portfolio present at the Meeting if more than 50% of the outstanding shares of such Portfolios are represented at the Meeting in person or by proxy. The shares of each Portfolio will be voted separately with respect to the proposal, and the proposal with respect to each Portfolio is not contingent on the appropriate vote being received by any other Portfolio.

     For each of the Portfolios that approve the proposal, the Amended Adviser's Agreement will become effective October 14, 1997.

     Should any of the Portfolios not approve the Proposal, the Existing Adviser's Agreement for any Portfolio not approving the Proposal will remain in effect and the Board will consider alternative actions.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS APPROVE THE AMENDED ADVISER'S AGREEMENT.

                                 PROPOSAL NO. 2

                             ELECTION OF DIRECTORS

     It is the intention of the persons named in the enclosed form of proxy, unless instructed by proxy to withhold authority to vote for the persons named below, to vote all validly executed proxies for the election of the persons named below), each to be elected to hold office until his successor is elected and qualified. Should any of those named for any reason be unavailable to serve (which management has no reason to believe will be the case), then management of the Fund may select such other persons, as necessary, to fill the vacancy created. The Fund has no standing audit, nominating or compensation committees of the Board of Directors. The persons named are currently directors of the Fund.

          NAME, ADDRESS AND                             PRINCIPAL OCCUPATIONS                DIRECTOR
POSITION WITH THE FUND                  AGE           DURING THE PAST FIVE YEARS               SINCE
--------------------------------------  ----    --------------------------------------    ---------------
Kenneth M. Levine*....................  (51)    2/94 to present - Trustee, 1/91 to        December, 1991
  Chairman of the Board                         present - Executive Vice President and
  President                                       Chief Investment Officer, 2/90 to
  1740 Broadway                                   1/91 - Executive Vice President,
  New York, NY 10019                              MONY; 9/91 to present - Director and
                                                  Chairman, MONY Realty Partners,
                                                  Inc., MONY Bloomfield Hills, Inc.
                                                  and 1740 Ventures, Inc.; 9/91 to
                                                  present - Chairman,
                                                  MONY-Rockville/GP, Inc.; 7/91 to
                                                  present - Director and Executive
                                                  Vice President, MONY Life Insurance
                                                  Company of America; 8/89 to present
                                                  - Director, 1740 Advisers, Inc.
Joel Davis............................  (63)    President, Architectural Designs, Inc.    December, 1984
  Director                                        (Magazine Publisher). Director,
  Westport, CT 06880                              Magazine Publishers of America.

Michael J. Drabb......................  (63)    8/93 to present - Executive Vice          December, 1984
  Director                                        President, O'Brien Asset Management;
  Convent Station, NJ 07961                       Director, J.P. Foodservice Inc, U.S.
                                                  Leather, New York Life MFA Series
                                                  Fund, New York Life Fund; 4/92 to
                                                  8/93, Retired.

Alan J. Hartnick......................  (67)    2/93 to present - Partner, Abelman,       February, 1994
  Director                                        Frayne & Schwab, Attorneys-at-Law;
  New York, NY 10021                              1973 to 2/93 - Partner, Colton,
                                                  Hartnick, Yamin & Sheresky,
                                                  Attorneys-at-Law.

Floyd L. Smith........................  (65)    Retired Vice Chairman and Chief           December, 1984
  Director                                        Investment Officer, MONY.
  Naples, FL 33963

---------------
* Mr. Levine, who is an interested person (as that term is defined in the Investment Company Act of 1940 ("1940 Act")), is a salaried employee of MONY.

     Each director of the Fund who is not an interested person of the Fund receives a fee of $1,750 per calendar quarter plus an additional amount of $1,000 for each meeting of the Board, of a Committee of the Board (as provided for in the By-laws), or of the Fund's shareholders that he attends. Non-interested directors will also be reimbursed for all expenses incurred in connection with attendance at meetings.

     During 1996, the Fund paid directors' fees totaling $44,000; $11,000 each to Messrs. Davis, Drabb, Hartnick and Smith. The Board met four times in 1996. There were no pension or retirement benefits accruing during 1996.

     Mr. Levine is Executive Vice President and Chief Investment Officer, Investment Operations of MONY. Mr. Levine and other officers of the Fund may have additional non-material affiliations with entities related to the Fund and its investment adviser. The director(s) and officers who are affiliated with the Fund, MONY America or related entities are all salaried employees of MONY and receive no additional compensation for their service to the Fund, MONY America or such related entities. No director or officer owns any shares of the Fund.

     Set forth below is information concerning the executive officers of the Fund, each of whom is an interested person of the Fund within the meaning of the 1940 Act.

                                                                                             PERIOD OF
          NAME, ADDRESS AND                             PRINCIPAL OCCUPATIONS                 SERVICE
        POSITION WITH THE FUND          AGE           DURING THE PAST FIVE YEARS           WITH THE FUND
--------------------------------------  ----    --------------------------------------    ---------------

Kenneth M. Levine.....................  (51)    2/94 to present - Trustee, 1/91 to        December, 1991
  President and Director                          present - Executive Vice President      to Present
  1740 Broadway                                   and Chief Investment Officer, 2/90
  New York, NY 10019                              to 1/91 - Executive Vice President,
                                                  MONY; 9/91 to present - Director and
                                                  Chairman, MONY Realty Partners,
                                                  Inc., MONY Bloomfield Hills, Inc.
                                                  And 1740 Ventures, Inc.; 9/91 to
                                                  present - Chairman,
                                                  MONY-Rockville/GP, Inc.; 7/91 to
                                                  present - Director and Executive
                                                  Vice President, MONY Life Insurance
                                                  Company of America; 8/89 to
                                                  present - Director, 1740 Advisers,
                                                  Inc.
Edward E. Hill........................  (62)    1/90 to present - Vice                    December, 1984
  Vice President - Compliance                   President - Chief Compliance Officer,     to Present
  1740 Broadway                                   MONY; 7/91 to present - Vice
  New York, NY 10019                              President, Compliance, MONY Life
                                                  Insurance Company of America; 1/84
                                                  to present - Vice President,
                                                  Compliance, 1740 Advisers, Inc. And
                                                  MONY Securities Corp.

John P. Keller........................  (54)    2/88 to present - Vice President -        December, 1984
  Controller                                      Investment Accounting, MONY.            to Present
  1740 Broadway
  New York, NY 10019

                                                                                             PERIOD OF
          NAME, ADDRESS AND                             PRINCIPAL OCCUPATIONS                 SERVICE
        POSITION WITH THE FUND          AGE           DURING THE PAST FIVE YEARS           WITH THE FUND
--------------------------------------  ----    --------------------------------------    ---------------
David V. Weigel.......................  (51)    5/91 to present - Vice President and      June, 1991 to
  Treasurer                                       Treasurer, MONY, MONY Credit            Present
  1740 Broadway                                   Corporation and 1740 Ventures, Inc.;
  New York, NY 10019                              4/91 to present - Treasurer, MONY
                                                  Securities Corp., 1740 Advisers,
                                                  Inc., and MONY Brokerage, Inc.; 8/91
                                                  to present - Treasurer, MONY Life
                                                  Insurance Company of America.
Frederick C. Tedeschi.................  (50)    5/97 - present - Vice President and       October, 1987
  Secretary                                     Chief Counsel, Operations, MONY; 9/89     to Present
  1740 Broadway                                   to 5/97 - Vice President - Chief
  New York, NY 10019                              Counsel, Individual Financial
                                                  Services; 1/90 - 10/96 - Secretary,
                                                  MONY Brokerage, Inc.

     Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of the Fund and will be effective immediately upon approval.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS VOTE FOR THE ELECTION OF THE DIRECTORS NOMINATED FOR ELECTION.

                                 PROPOSAL NO. 3
                    RATIFICATION OF INDEPENDENT ACCOUNTANTS

     The Board of Directors of the Fund has selected Coopers & Lybrand, L.L.P. to act as independent accountants for the Fund for the fiscal year ending December 31, 1997. The firm has acted in this capacity for the Fund since its inception. Coopers & Lybrand, L.L.P. also acts as the independent accountants for MONY, MONY America, and related entities. Coopers & Lybrand, L.L.P. has no direct or material indirect financial interest in the Fund. The Board of Directors of the Fund recommends ratification of the selection of Coopers & Lybrand, L.L.P. as independent accountants for 1997. It is expected that a representative of the firm will be present at the annual meeting with the opportunity to make any statements desired and to respond to appropriate questions.

     Approval of Proposal 2 requires the affirmative vote of a majority of the outstanding voting securities of the Fund and will be effective immediately upon approval.

     THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMEND THAT SHAREHOLDERS RATIFY THE SELECTION OF COOPERS & LYBRAND, L.L.P. FOR THE YEAR 1997.

         SECURITY OWNERSHIP OF CERTAIN PERSONS WHO MAY BE DEEMED TO BE
                               BENEFICIAL OWNERS
To the knowledge of the Fund, as of the Record Date, only the persons or "groups" (as such term is used in Section 13(d) of the Securities Exchange Act of 1934) listed below have the power to direct the vote of more than 5% of any Portfolio's outstanding shares.

       Name                        Name and                      Amount and           Percent
        of                        Address of                     Nature of          Ownership of
    Portfolio                  Beneficial Owner              Beneficial Owner*       Portfolio
------------------     ---------------------------------     ------------------     ------------
1) Diversified         Dr. Carol A. Larson                    8,879.742 shares          .050
                       10226 Day Rd, Rt 5
                       Marshfield, WI 54449
2) Equity Growth       Trustee of BLCH Pension Plan           4,138.625 shares          .052
                       4175 Ricklyn Drive
                       Chambersburg, PA 17201
3) Equity Growth       Dr. George Patrick Cain                4,604.376 shares          .058
                       4040 Longhill Rd.
                       Columbus, Ohio 43220
4) Diversified         Trustees of Columbia Paper Corp.      13,193.000 shares          0.75
                       Employees Retirement Trust
                       311 W. Superior
                       Chicago, IL 60610
5) Diversified         Trustees of Maryland Entpss.,         15,231.474 shares          .086
                       Inc.
                       Profit Sharing Plan
                       PO Box 907
                       Forest City, NC 28043
6) Equity Growth       Trustees of Harlan Vet. Assoc PC      10,011.918 shares          .126
                       Deferred Profit Sharing Plan
                       1315 Victoria Street
                       Harlan, LA 51537

* None of the beneficial owners listed have the right to acquire beneficial ownership of additional shares, as specified in Rule 13d-3(d)(1) under the Securities Exchange Act of 1934.

                        RECEIPT OF SHAREHOLDER PROPOSALS

     Notwithstanding the approval or disapproval of the proposals described above, as in the past, the Directors do not intend to hold regular annual meetings of Shareholders of the Fund. If a shareholder wishes to present a proposal to be included in the proxy statement for the next meeting of Shareholders of a Portfolio, such proposal must be received by the Fund a reasonable time before the solicitation is to be made. The Directors will call meetings of Shareholders of a Portfolio as may be required under the 1940 Act (such as to approve a new investment advisory agreement for a Portfolio or to remove Directors) or as they may determine in their discretion.

MAILING OF ANNUAL REPORT

     The Fund will furnish, without charge, a copy of its Annual Report for the year ended December 31, 1996 to Contractholders upon request. Such requests should be made to Pete Perry, The Mutual Life Insurance Company of New York, 1740 Broadway, New York, New York 10019 or by calling 800-487-6669. The report will be sent by first class mail within three business days of the request.

                                 OTHER BUSINESS

     The management knows of no business other than the matters specified above which will be presented at the Meeting. Inasmuch as matters not known at the time of the solicitation may come before the Meeting, the enclosed Voting Instruction Form confers discretionary authority with respect to such matters as may properly come before the Meeting. It is the intention of MONY and MONY America to vote in accordance with their judgment on such matters.

                                          By Order of the Board of Directors

                                          FREDERICK C. TEDESCHI
                                          Secretary

Dated:
------------------------------------

                                                                       EXHIBIT A

                         INVESTMENT ADVISORY AGREEMENT

     This amended INVESTMENT ADVISORY AGREEMENT (the "Agreement") made as of the 4th day of August, 1997, by and between MONY SERIES FUND, INC. (the "Fund"), a Maryland corporation, and MONY LIFE INSURANCE COMPANY OF AMERICA (the "Adviser"), an Arizona corporation.

                                  WITNESSETH:

     WHEREAS, the Fund is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act");

     WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940;

     WHEREAS, the Fund desires to retain the Adviser to render investment management services to the Fund in the manner and on the terms and conditions set forth herein;

     NOW, THEREFORE, for and in consideration of the premises and the mutual promises set forth herein, the parties hereto agree as follows:

                                   ARTICLE I

                             DUTIES OF THE ADVISER

     The Fund hereby employs the Adviser to act as the investment adviser to and manager of the Fund and, subject to the supervision of the Board of Directors of the Fund (the "Board"), to manage the investment and reinvestment of the assets of the Equity Income Portfolio, Long Term Bond Portfolio, Intermediate Term Bond Portfolio, Equity Growth Portfolio, Money Market Portfolio, Government Securities and Diversified Portfolio, as well as any other portfolio that the Fund may create in the future if the Fund (at its option and in its sole discretion) designates the Adviser to act as investment adviser and manager for such new portfolio. The portfolios for which the Adviser acts as investment adviser and manager under this Agreement are referred to in this Agreement as the "Portfolios". The Adviser hereby accepts such employment and agrees during such period, at its own expense, to render the services and to assume the obligations herein set forth for the compensation provided for herein. Nothing in this Agreement shall be deemed to require the Fund to take any action contrary to its Articles of Incorporation, By-Laws, or any applicable statute or regulation, or to relieve the Fund's Board of Directors of its responsibility for and control of the conduct of the affairs of the Fund. The Adviser shall be deemed for all purposes under this Agreement to be an independent contractor and shall, unless otherwise expressly authorized or provided herein, have no authority to act for or represent the Fund in any way or otherwise be deemed to be an agent of the Fund.

1.  INVESTMENT MANAGEMENT SERVICES

     Subject to the Board's direction and approval, the Adviser shall at its own expense supervise and manage the investment and reinvestment of the assets of the Portfolios and shall determine the composition of the assets of each of the Fund's Portfolios, including the purchase, retention, or sale of the securities and cash contained in those Portfolios. These duties shall be performed in accordance with the 1940 Act and the investment objectives, policies and restrictions applicable to each Portfolio as stated in
(i) the Fund's current Registration Statement and Prospectus filed with the Securities and Exchange Commission, (ii) the Fund's Articles of Incorporation and By-Laws, as amended from time to time, and (iii) resolutions adopted by the Board.

     The Adviser shall at its own expense provide investment research and conduct a continuous program of evaluation, investment, sales, and reinvestment of the Fund's assets by recommending which securities should be purchased, sold or exchanged for each Portfolio, when these transactions should be executed, and what portion of the assets of each Portfolio should be held in the various securities in which it may invest. The Adviser will determine the daily net asset value of the shares of capital stock related to each Portfolio of the Fund as required by applicable law.

     The Adviser shall exercise its best judgment in performing the services described above.

2.  REPORTS AND ADMINISTRATION SERVICES

  a.  Reports

     Adviser shall at its own expense furnish the Fund with statistical information and records concerning its investments, and with such periodic or special reports as the Fund's Board of Directors may from time to time reasonably request, or as the Adviser may deem helpful to the Fund in the administration of its Portfolios. In addition, the Adviser shall at its own expense preserve for the period prescribed by the rules and regulations of the Securities and Exchange Commission all such records required to be maintained under such rules and regulations. The Adviser shall at its own expense furnish applicable federal and state regulatory authorities with any information or reports in connection with its services under this Agreement which such authorities may request.

     All records maintained by the Adviser in connection with this Agreement shall be the property of the Fund and shall be returned to the Fund upon termination of this Agreement, free from any claims or retention of rights by the Adviser. The Adviser shall keep confidential any information obtained pursuant to this Agreement and shall disclose such information only if the Fund has authorized such disclosure, or if such disclosure is expressly required by applicable federal or state regulatory authorities.

  b.  Administrative Services

     The Adviser shall at its own expense also perform administrative services for the Fund. Such services shall include, without limitation, (i) supervising all aspects of the Fund's operation, including coordinating matters relating to the custodians of securities owned by the Fund, the transfer agent, shareholder service agents, accountants, attorneys, and other parties performing services or operational functions for the Fund, (ii) providing personnel to the Fund to perform necessary administrative functions, and (iii) providing the Fund with adequate and appropriate office space, facilities, equipment and related services necessary for the Fund's operations. Nothing contained herein shall restrict the Fund's ability to hire its own employees or to contract for services to be performed by third parties.

3.  SERVICES AGREEMENT

     It is contemplated that contemporaneously with this Agreement the Adviser will enter into a Services Agreement with The Mutual Life Insurance Company of New York ("MONY") under which MONY would provide to the Adviser some or all of the personnel, services, facilities, supplies and equipment necessary for the Advise to carry out its obligations under this Agreement. It is recognized that said Services Agreement will be deemed a sub-advisory agreement subject to the pertinent provisions of the 1940 Act. No rights or obligations of the Adviser under this Agreement shall be deemed to have been assigned or otherwise transferred by virtue of said Services Agreement, and said Services Agreement shall automatically terminate upon its assignment by either party thereto.

                                   ARTICLE II

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     Subject to the limitation of Article I, the Adviser shall determine all securities to be bought or sold for each Portfolio, and shall be responsible for the selection of brokers or dealers to effect all transactions. The Adviser shall place all necessary orders with brokers, dealers, or issuers, and shall negotiate brokerage commissions, if applicable. In placing orders for securities transactions, the Adviser shall attempt to obtain the best net price and most favorable execution. The Adviser will seek to effect each transaction at a price and commission, if any, that provides the most favorable total cost or proceeds reasonably attainable in the circumstances. The Adviser may, however, pay a higher spread or commission than otherwise would be necessary for a particular transaction if that would further the goal of obtaining the best available execution.

     For those securities transactions that involve commission payments, the Adviser will negotiate the commission on the basis of the quality and quantity of execution services provided by the broker, in light of generally prevailing commission rates. It is the Adviser's present practice to use brokers selected primarily on the basis of their furnishing not only satisfactory execution of the transaction but also research services such as analyses and reports concerning issuers and industries, economic factors and portfolio strategy. In some cases, this could cause the Fund to pay commissions or spreads in excess of the amount which another broker would have charged for effecting a similar transaction. In any such case, the Adviser shall determine in good faith that the greater commission or spread is reasonable in relation to the value of the services provided by the executing broker/dealer viewed in terms of either the particular transaction or the Adviser's overall responsibilities to all the Portfolios of the Fund and accounts under the Adviser's management. No services other than brokerage, research and statistical services are considered by the Adviser in determining the reasonableness and amount of commissions or spreads to be paid to any broker/dealer. All such services obtained from brokers benefit generally all the Portfolios and accounts under the Adviser's management and are not identified in any specific Portfolio or account and may also benefit other accounts under MONY's management. The Fund agrees that MONY, or the Adviser, may use any such research or statistical information that the Adviser obtains from brokers in providing investment management or advice to their other clients and accounts.

     In executing brokerage transactions, the Adviser may use a broker who is an affiliated person of the Adviser (as that term is defined in the 1940 Act), only if the commission rate obtained from the affiliated broker is as favorable as the broker's contemporaneous charges to its most favored unaffiliated customers. Before employing an affiliated broker, Adviser must also make the good faith judgment that the affiliated broker is qualified to obtain the best price on the particular transaction and that the commission is at least as favorable as that charged by other qualified, but unaffiliated, brokers.

                                  ARTICLE III

                           ACTIVITIES OF THE ADVISER

     The Fund understands that the Adviser and the sub-adviser, MONY, may serve as investment manager or adviser to other investment companies and to clients that are not investment companies. The Adviser may also perform similar functions in managing its own assets, and MONY performs similar functions in managing its own assets, the assets of its separate accounts, and the assets of certain of its subsidiaries. The Fund understands that the employees of MONY who will assist in the performance of services for the Adviser under the Services Agreement referred to in Article I will also devote time to rendering similar services to the other entities for which MONY also acts as investment manager or adviser. When investment opportunities arise that may be appropriate for more than one account, fund, or company for which MONY provides investment management services, such Services Agreement shall provide that MONY will not favor one over another and may allocate investments among them in an impartial manner believed to be equitable to each entity involved. The allocations will be based on each entity's investment objectives and its current cash and investment positions. Because the various entities for which MONY provides investment management services, including for its own account, have different investment objectives and policies, MONY personnel acting on behalf of such entities may from time to time buy a particular security of one or more such entities while at the same time selling such securities for another entity.

                                   ARTICLE IV

                          COMPENSATION OF THE ADVISER

1.  INVESTMENT MANAGEMENT FEE

     As compensation for the services and expenses of the Adviser under this Agreement, the Fund shall pay to the Adviser an investment management fee subject to the limitations of paragraph 3 of this Article IV. For the Equity Income, Equity Growth, Diversified, Intermediate Term Bond, Long Term Bond and Government Securities Portfolios, this fee shall be a daily charge, payable at the end of each calendar month, at an annual rate of .50 percent of the first $400 million of the average daily net assets of each Portfolio, .35 percent of the next $400 million of the average daily net assets of each Portfolios, and
 .30 percent of the average daily net assets of each Portfolios in excess of $800 million. For the Money Market Portfolio, this fee shall be a daily charge, payable at the end of each calendar month, at an annual rate of .40 percent of the first $400 million of the average daily net assets of the Portfolio, .35 percent of the next $400 million of the average daily net assets of the Portfolio, and .30 percent of the average daily net assets of the Portfolio in excess of $800 million. The daily charge for each Portfolio shall be based on the average daily net assets of the applicable Fund's Portfolio, whether or not the net assets of each Portfolio are valued on such day.

     The manner of computing net asset value shall be determined by the Board of Directors of the Fund.

2.  ALLOCATION OF EXPENSES

     The Adviser will bear only the following: (i) the expenses (including legal and accounting expenses) for the organization of the Fund, the Fund's initial registration under federal and state securities laws, and the initial registration and qualification of the Fund's capital stock for sale (including the printing of any prospectuses or other materials in connection with the initial registration or qualification); (ii) the expenses in rendering investment advice and performing administrative and other services under this Agreement (including any payment to MONY as agreed to in connection with the Services Agreement); and (iii) the compensation of directors, officers and employees of the Fund who are interested persons (as defined in the 1940 Act) of the Adviser except solely because of any of their position(s) with the Fund. The Adviser will not be required to pay any expenses of the Fund other than those above described in this paragraph 2.

     Except as provided in paragraph 3 of this Article IV, the Fund will bear all of its other expenses. Without limiting the generality of the foregoing, the Adviser will not be required to pay (except with respect to the Fund's organization and initial qualification and registration of its capital stock) for, and the Fund will bear:

          (a) legal, auditing or internal or external accounting fees or expenses (not otherwise borne by the Adviser);

          (b) interest expense;

          (c) brokerage fees and commissions;

          (d) taxes or governmental fees;

          (e) the cost of preparing share certificates or any other direct expense of issue, sale, underwriting, distribution, redemption or repurchase of shares of the Fund;

          (f) the cost of preparing and distributing reports and notices to shareholders;

          (g) the cost of holding the Fund's annual or special shareholders' meetings and of any proxy solicitation (including the printing of any proxy solicitations);

          (h) the fees or disbursements of dividend disbursing, plan, transfer or other agents;

          (i) the fees or disbursements of custodians of the Funds' assets;

          (j) the compensation and expenses of all directors, officers or employees of the fund who are not interested persons (as defined in the 1940 Act) of the Adviser without taking into consideration any of their position(s) with the Fund;

          (k) the cost of any fidelity bond for any officer, agent or employee of the Fund required under the 1940 Act or otherwise; and

          (l) the cost of any directors and officers' insurance for any directors or officers of the Fund.

     In addition, the Fund will bear the cost of maintaining the effectiveness of the Fund's registration and qualification of its capital stock for sale (including the preparation, printing and mailing of any prospectuses or other materials required by federal or state authorities), it being contemplated that these expenses of the Fund will be reimbursed to it by its principal underwriter pursuant to an underwriting agreement for the Fund's shares.

     The Fund will bear all of its extraordinary or non-recurring expenses, including, but not limited to, (i) any expenses of the Fund associated with legal claims or liabilities, and (ii) any expenses of the Fund associated with any litigation costs or indemnification related to any legal claims or liabilities.

     The Board shall determine the manner in which expenses shall be allocated to the various Portfolios, and its determination shall be final and binding.

3.  EXPENSE REIMBURSEMENT

     The Adviser shall reimburse the Fund for the amount, if any, by which the aggregate ordinary operating expenses of any Portfolio in any calendar year exceed the most restrictive expense limitations then in effect under state securities law or regulations. No investment management fee payments shall be made to the Adviser with respect to any Portfolio during any calendar year to the extent that such payments would cause the expenses allocated to such Portfolio to exceed the expense limitation applicable to such Portfolio at the time of payment.

                                   ARTICLE V

                     LIMITATION ON LIABILITY OF THE ADVISER

     The Adviser will not be liable for any error of judgment or mistake of law or for any loss suffered by the Fund in connection with the investment management services it performs under this Agreement, except for a loss resulting from willful misfeasance, bad faith, or gross negligence or reckless disregard in the performance of the duties or obligations under this Agreement of the Adviser (or its officers, directors, agents, employees, controlling persons, shareholders, or any other person or entity affiliated with the Adviser or retained by it to perform or assist in the performance of its obligations under this Agreement). With respect to the administrative services it is obligated to perform under this Agreement, the Adviser will not be liable for any action taken or omitted by it in good faith without negligence.

                                   ARTICLE VI

                             NAME AND SERVICE MARKS

     The Fund may use the name "MONY Series Fund, Inc." or any name derived from the word "MONY" and the MONY service mark only for so long as this Agreement or any extension, renewal or amendment hereof remains in effect. At such time as such an agreement shall no longer be in effect, the Fund will (to the extent lawful) cease to use such a name or any other name indicating that it is advised by or otherwise connected with the Adviser or The Mutual Life Insurance Company of New York ("MONY"), or any organization which shall so succeed to the business of the Adviser.

     The Adviser, on its own behalf and as agent for MONY pursuant to express authority in the Services Agreement, hereby grants to the Fund permission to use the word "MONY" in its corporate name and a license to use such other service marks as have been or may in the future be adopted by MONY, which the Adviser and the Fund determine in goods faith to be appropriate for use by the Fund in connection with its operations as an investment company. This license is granted on a royalty-free, non-exclusive basis. The Adviser and MONY retain the right to use, or license the use of, the word "MONY" and any derivative thereof, as well as such service marks of MONY, in connection with other investment companies, subject to the requirements of the Investment Company Act of 1940, or in connection with any other business enterprise.

     The Fund acknowledges that the word "MONY" and the service marks of MONY represent good will of great value to MONY and the Adviser and that MONY and the Adviser must be able to protect and preserve such good will by terminating the permission and license herein granted if MONY or the Adviser, in its sole discretion, decides that it is necessary to do so or if MONY or the Adviser decides that the Fund is no longer in a position to assure that high quality standards will be associated with the use of the word "MONY" and the service marks of MONY. Accordingly, if the holders of the outstanding voting securities of the Fund or any class of voting securities of the Fund fail to approve this Agreement and the Services Agreement, or if at any time after such approval the Adviser or a company controlled by MONY ceases to be investment adviser of the Fund, the Adviser (on its own or on behalf of MONY) shall have the absolute right to terminate the license herein granted forthwith upon written notice to the Fund. The Adviser (on its own or on behalf of MONY) shall have the absolute right to terminate the license herein granted for any other reason upon 60 days' written notice of such termination to the Fund, but in such event this Agreement shall terminate on the 120th day following receipt by the Fund of such notice unless on or prior to such day the holders of a majority of the outstanding voting securities of each class of the Fund corresponding to a Portfolio shall have voted in favor of the Adviser (or a company controlled by MONY) continuing to act as investment adviser to the Fund in accordance with the terms hereof notwithstanding the termination of the license herein granted. Upon termination of the license herein granted, the Fund shall immediately change its corporate name to one which does not include the word "MONY" or any derivative hereof, and will discontinue all use by it of such word, the service marks or anything resembling the service marks of MONY, in connection with its business. The terms of the license herein granted shall inure to the benefit of and be binding upon any successors or assigns of the Fund, Adviser, or MONY.

                                  ARTICLE VII

              LIMITATION ON PURCHASES OF CAPITAL STOCK OF THE FUND

     The Adviser agrees that neither it nor any of its officers or directors will take any long or short position in the capital stock of the Fund, but this prohibition will not prevent the purchase by or for the Adviser or any of its officers or directors of shares of the capital stock of the Fund at the price at which such shares are available to the public at the moment of purchase, provided that (i) such purchase be made for investment purposes only, and (ii) if any shares of stock so purchased are resold within two months after the date of purchase, such fact will immediately be reported to the Fund. In addition, this Article will not be construed to prohibit either MONY or the Adviser from investing in the Fund in order to provide "seed money" for the Portfolios.

                                  ARTICLE VIII

                   DURATION AND TERMINATION OF THE AGREEMENT

     This Agreement will continue in effect with respect to each Portfolio of the Fund, whenever created until the date of the next meeting of shareholders of the Fund following creation of the Portfolio, unless sooner terminated as hereinafter provided. Therefore, if both this Agreement and the Services Agreement referred to in Article I are approved by a majority vote of the outstanding shares of capital stock of a Portfolio entitled to vote at such meeting, this Agreement will continue in effect thereafter with respect to such Portfolio so long as both this Agreement and said Services Agreement are approved at least annually (i) by a majority of the non-interested directors (as defined in the 1940 Act) of the Fund's Board of Directors, and
(ii) by a majority of the entire Board of Directors or a majority vote of the outstanding shares of the capital stock of such Portfolio. The required shareholder approval of this Agreement and said Services Agreement shall be effective with respect to any Portfolio, if a majority of the outstanding shares of capital stock of such Portfolio are voted to approve this Agreement and said Services Agreement, notwithstanding that this Agreement or said Services Agreement (or both) may not yet have been approved by a majority vote of the outstanding shares of the Fund.

     If, with respect to any Portfolio, the shareholders are asked to vote on this Agreement and a majority of the outstanding shares of capital stock of such Portfolio fail to vote to approve this Agreement or said Services Agreement (or both), this Agreement will terminate with respect to such Portfolio. If said Services Agreement should be so terminated, this Agreement will automatically terminate.

     This Agreement may be terminated without payment of penalty (i) by the Fund on at least 60 days' written notice to the Adviser, provided that such termination be authorized by the Fund's Board of Directors or a majority vote of the outstanding shares of capital stock of each Portfolio of the Fund as to which the Adviser acts as investment adviser, (ii) by the fund, with respect to any Portfolio, on at least 60 days' written notice to the Adviser, provided that such termination be authorized by a majority vote of the outstanding shares of the capital stock of such Portfolio, or (iii)by the Adviser on at least 90 days' written notice to the Fund.

     This Agreement will terminate automatically in the event of its assignment (as defined in the 1940 Act) by either party.

     If this Agreement is terminated (except by virtue of assignment), in whole or with respect to any Portfolio, and the Board of Directors of the Fund, including a majority of the non-interested directors (as defined in the 1940
Act), so requests (and further requests that said Services Agreement similarly continue), the Adviser will continue to act as investment adviser to the Fund or any Portfolio thereof (as requested) for up to 120 days pending the required approval of this Agreement or said Services Agreement (or both), approval of a new contract with the Adviser or a different adviser, approval of a new services contract with MONY or a different adviser, or other definitive action. During such continuance the compensation received by the Adviser for acting as investment adviser to the Fund or with respect to any such Portfolio(s) will be the lesser of (i) its actual costs incurred in furnishing investment management services or (ii) the amount it would have received under this Agreement with respect to any such Portfolio(s) as to which it continues to provide advice.

     This Agreement may not be amended, in whole or with respect to a Portfolio, without the agreement thereto in writing by the Fund and the Adviser, and approval for such amendment by (i) the Fund's Board of Directors or a majority vote of the outstanding shares of the class of stock of such Portfolio, and (ii) a majority of the non-interested directors (as defined in the 1940 Act) of the Fund's Board of Directors.

                                   ARTICLE IX

                                 GOVERNING LAW

     This Agreement is subject to, and is to be interpreted in accordance with, the provisions of the 1940 Act, and the rules and regulations of the Securities and Exchange Commission thereunder, and the laws of the State of New York. As used with respect to the Fund or any of its portfolios, the term "majority of the outstanding shares" means the lesser of (i) 67 percent of the shares represented at a meeting at which more than 50 percent of the outstanding shares are represented or (ii) more than 50 percent of the outstanding shares.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers, duly authorized, as of the day and year first above written.

                                          MONY LIFE INSURANCE COMPANY OF AMERICA

                                          By:

                                            ------------------------------------
                                            President

                                          MONEY SERIES FUND, INC.

                                          By:

                                            ------------------------------------
                                            President

                                        Vote this proxy card TODAY!
  MONY SERIES FUND, INC.                Your prompt response will
                                        save the expense of additional mailings.

                                     Please be sure to sign and date this Proxy

         +PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING+

                                             SPECIAL MEETING OF THE SHAREHOLDERS


The undersigned hereby instructs MONY Life Insurance Company of America ("MONY America") to vote the shares of the Fund as to which the undersigned is entitled to give instruction at the Special Meeting of Shareholders (the "Meeting") to be held at the offices of the Fund, 1740 Broadway, New York, New York 10019, on October 14, 1997 at 2:00 p.m., Eastern Standard Time, and any and all adjournments of the Meeting. The close of business on August 29, 1997 has been fixed as the record date for the determination of Shareholders entitled to notice and to vote at the Meeting and any and all adjournments thereof.

                                          Dated__________________, 1997
                                          Please sign the Proxy exactly as your
                                          name appears hereon. When signing as
                                          custodian, attorney, executor,
                                          administrator, trustee, guardian,
                                          etc., please give your full title as
                                          such. If shares are held jointly,
                                          each holder should sign.

                                          _____________________________________




                                          _____________________________________
                                                      Signature(s)

-------------------------------------------------------------------------------
         +PLEASE FOLD AND DETACH CARD AT PERFORATION BEFORE MAILING+

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL OF THE PROPOSALS LISTED BELOW. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR IF NO CHOICE IS INDICATED.

                  PLEASE VOTE BY FILLING IN THE BOXES BELOW.

                                                         FOR  AGAINST  ABSTAIN

1. Approval of an Amended Adviser's Agreement between    [ ]    [ ]      [ ]
   the Fund and MONY Life Insurance Company of America resulting in an increase in management fees for the Fund's Portfolios and a reallocation of all fees and expenses associated with the computation of net asset value of the Fund's capital stock attributable to the various Fund Portfolios and of the cost of providing accounting services from MONY Life Insurance Company of America to the Fund.

2. The election of Kenneth M. Levine, Joel Davis, Michael
   J. Drabb, Alan J. Hartnick, and Floyd L. Smith to the
   Board of Directors,
   (INSTRUCTIONS: To withhold authority to vote for any
   individual nominee, strike a line through that
   nominee's name)                                       [ ]    [ ]      [ ]

3. Ratification of selection of Coopers & Lybrand, L.L.P.
   as independent accountants of the Fund for the Fiscal
   year ending December 31, 1997.                         [ ]    [ ]      [ ]

4. To transact such other business as may properly come before the Meeting.